Penn Capital Special Situations Small Cap Equity Fund
Schedule of Investments
November 30, 2022 (Unaudited)

	Number of
Common Stocks: 97.1%	Shares	Value
Aerospace & Defense: 2.7%
Spirit AeroSystems Holdings, Inc. - Class A	10,004	$262,205
Triumph Group, Inc.*	17,159	196,470
		458,675
Air Freight & Logistics: 2.9%
GXO Logistics, Inc.*	5,028	235,612
XPO Logistics, Inc.*	6,680	257,982
		493,594
Auto Components: 2.1%
American Axle & Manufacturing Holdings, Inc.*	33,972	353,649
Banks: 12.8%
Ameris Bancorp	5,755	304,324
FB Financial Corp.	7,289	312,042
First BanCorp	22,977	353,386
Hancock Whitney Corp.	3,881	212,834
Metropolitan Bank Holding Corp.*	2,477	157,389
Pinnacle Financial Partners, Inc.	3,777	316,853
Seacoast Banking Corp of Florida	7,089	243,720
South State Corp.	3,561	312,834
		2,213,382
Biotechnology: 1.7%
Halozyme Therapeutics, Inc.*	5,062	289,850
Chemicals: 3.3%
Aspen Aerogels, Inc.*	8,300	100,098
Avient Corp.	5,845	202,295
Livent Corp.*	9,324	260,979
		563,372
Commercial Services & Supplies: 1.2%
Viad Corp.*	6,810	201,644
Containers & Packaging: 1.5%
O-I Glass, Inc.*	15,511	254,536
Electronic Equipment, Instruments & Components: 0.5%
Velodyne Lidar, Inc.*	85,275	83,953
Energy Equipment & Services: 7.6%
ChampionX Corp.	6,517	200,984
Patterson-UTI Energy, Inc.	17,790	319,331
Transocean Ltd.*	42,628	181,169
Weatherford International PLC*	13,966	606,124
		1,307,608
Food & Staples Retailing: 1.9%
Performance Food Group Co.*	5,302	323,316
Health Care Equipment & Supplies: 3.8%
Alphatec Holdings, Inc.*	26,205	268,863
Lantheus Holdings, Inc.*	4,018	249,438
SI-BONE, Inc.*	11,129	136,664
		654,965
Health Care Providers & Services: 3.5%
Acadia Healthcare Co., Inc.*	3,095	275,641
ModivCare, Inc.*	1,193	91,861
Option Care Health, Inc.*	7,856	236,544
		604,046
Hotels, Restaurants & Leisure: 12.3%
Bloomin' Brands, Inc.	10,524	237,000
Boyd Gaming Corp.	3,275	200,856
Golden Entertainment, Inc.*	9,084	402,512
Papa John's International, Inc.	2,181	181,590
Penn National Gaming, Inc.*	9,376	329,941
Planet Fitness, Inc. - Class A*	3,603	282,331
PlayAGS, Inc.*	23,002	121,911
SeaWorld Entertainment, Inc.*	6,133	349,949
		2,106,090
Machinery: 2.3%
Chart Industries, Inc.*	1,407	201,187
Hillman Solutions Corp.*	24,585	195,697
		396,884
Marine: 1.4%
Kirby Corp.*	3,384	236,169
Media: 7.1%
Clear Channel Outdoor Holdings, Inc.*	101,533	114,732
EW Scripps Co. - Class A*	20,795	311,509
Gray Television, Inc.	22,090	258,453
Magnite, Inc.*	16,059	178,416
Nexstar Media Group, Inc. - Class A	1,835	347,843
		1,210,953
Metals & Mining: 4.3%
Carpenter Technology Corp.	6,943	285,080
Compass Minerals International, Inc.	4,970	220,419
Kaiser Aluminum Corp.	2,503	226,271
		731,770
Oil, Gas & Consumable Fuels: 6.4%
California Resources Corp.	5,621	255,081
Earthstone Energy, Inc. - Class A*	16,302	258,224
Northern Oil and Gas, Inc.	9,286	337,917
Talos Energy, Inc.*	12,551	246,627
		1,097,849
Pharmaceuticals: 2.8%
Corcept Therapeutics, Inc.*	5,083	128,498
Harmony Biosciences Holdings, Inc.*	3,279	195,986
Perrigo Co., PLC	4,700	151,481
		475,965
Semiconductors & Semiconductor Equipment: 4.2%
Allegro MicroSystems, Inc.*	6,941	216,143
Kulicke & Soffa Industries, Inc.	5,260	252,217
Rambus, Inc.*	6,713	257,645
		726,005
Software: 1.5%
New Relic, Inc.*	2,543	143,094
RingCentral, Inc. - Class A*	2,912	107,919
		251,013
Specialty Retail: 1.6%
Five Below, Inc.*	1,743	280,379
Technology Hardware, Storage & Peripherals: 1.5%
Pure Storage, Inc. - Class A*	9,053	264,257
Textiles, Apparel & Luxury Goods: 1.1%
Crocs, Inc.*	1,806	182,406
Trading Companies & Distributors: 4.0%
H&E Equipment Services, Inc.	9,196	385,588
NOW, Inc.*	24,554	306,434
		692,022
Wireless Telecommunication Services: 1.1%
Gogo, Inc.*	12,040	188,908
Total Common Stocks (cost $13,978,126)		16,643,260

Equity Real Estate Investment Trusts (REITs): 3.0%
Essential Properties Realty Trust, Inc.	9,184	213,161
Ryman Hospitality Properties, Inc.	3,364	307,907
		521,068
Total REITs (cost $444,883)		521,068

Short-Term Investments Funds: 0.4%
U.S. Bank Money Market Deposit Account, 2.100%(a)	69,889	69,889
Total Short-Term Investments (cost $69,889)		69,889

Total Investments - 100.5% (cost $14,492,898)		17,234,217
Liabilities in Excess of Other Assets (0.5)%		(83,630)
Net Assets: 100.0%		$17,150,587

Percentages are stated as a percent of net assets.
* Non-income producing security.
(a)	The rate shown is as of November 30, 2022.

Country Exposure (as a percentage of total investments)
United States	92.5%
Ireland	4.4%
Puerto Rico	2.1%
Switzerland	1.1%

The accompanying notes are an integral part of the schedule of investments.

1. Significant Accounting Policies (Unaudited)
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because the Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of November 30, 2022, in valuing the Fund’s investments:

Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$16,643,260	$-	$-	$16,643,260
Real Estate Investment Trusts (REITs)	521,068	-	-	521,068
Total Short-Term Investments	69,889	-	-	69,889
Total Investments in Securities	$17,234,217	$-	$-	$17,234,217

(a) All other industry classifications are identified in the Schedule of Investments for the Fund.